UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2007

Tapestry Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of incorporation)	(Commission File Number)	IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and zip code)

(303) 516-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

Bonus Payments

On December 27, 2007, the Compensation Committee of the Board of Directors of Tapestry Pharmaceuticals, Inc. (the “Company”) approved the payment of cash bonuses to executive officers of the Company, as set forth in the table below.  As described in the table, twenty-five percent of each such bonus is payable in January 2008 and seventy-five percent of each such bonus is payable following the closing of a financing or other transaction that results in the Company having the resources to pay the bonus so long as the employment of such executive officer continues through the closing of such transaction.  No changes were made to the salaries of such officers.

Executive Officer	Position	Bonus Payable in January 2008	Bonus Payable Following a Transaction	Total Bonus Amount
Leonard Shaykin	Chairman and Chief Executive Officer	$46,500	$139,500	$186,000
Martin Batt	Chief Operating Officer	$30,000	$90,000	$120,000
Gordon Link	Chief Financial Officer	$29,250	$87,750	$117,000
Kai Larson	Vice President and General Counsel	$27,125	$81,375	$108,500

Waiver Agreement

As reported in the Company’s current report on Form 8-K filed on March 1, 2006, Leonard Shaykin, Gordon Link and Kai P. Larson, each of whom are executive officers of the Company, provided to the Company waiver letters dated as of February 24, 2006.  Through the waiver letters, Messrs. Shaykin, Link and Larson waived certain consequences under their employment agreements with the Company if a minimum annual bonus is not paid, insofar as the Company’s issuance of shares of its common stock and warrants to purchase common stock consummated in April 2006 could be construed to constitute a change of control under the employment agreements.  The waivers were subject to certain conditions.  As a condition to the Company granting to Messrs. Shaykin, Link and Larson the bonuses described above, the Compensation Committee of the Board of Directors of the Company required that they agree to a waiver of such consequences without the conditions contained in their February 2006 waivers, which they did on January 3, 2008.  The form of waiver letter delivered by each of Messrs. Shaykin, Link and Larson is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of waiver letter provided to the Company by Leonard Shaykin, Gordon Link and Kai P. Larson on January 3, 2008 (together with Schedule required by Instruction 2 to Item 601 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2008

TAPESTRY PHARMACEUTICALS, INC.

By:	/s/ Kai P. Larson
Kai P. Larson
Vice President, Secretary And General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of waiver letter provided to the Company by Leonard Shaykin, Gordon Link and Kai P. Larson on January 3, 2008 (together with Schedule required by Instruction 2 to Item 601 of Regulation S-K).